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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 3, 1998



                                  Echlin Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Connecticut                     1-4651                 06-0330448
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                     Identification No.)


         100 Double Beach Road
      Branford, Connecticut 06405                                  06405
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(Address of Principal Executive Offices)                        (Zip Code)



                                 (203) 481-5751
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              (Registrant's telephone number, including area code)


         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report

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               ITEM 5. Other Events.

               On May 3, 1998, Echlin Inc., a Connecticut corporation ("Echlin"), Dana Corporation, a Virginia corporation ("Dana"), and Echo Acquisition Corp., a Connecticut corporation and a wholly-owned direct subsidiary of Dana ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into Echlin, with Echlin to be the surviving corporation of such merger (the "Merger"), and as a result of the Merger, Echlin will become a wholly-owned subsidiary of Dana. At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock (a "Common Share"), par value $1.00 per share, of Echlin, including the associated right issued pursuant to the Rights Agreement dated as of June 21, 1989, as amended, between the Company and The First National Bank of Boston, will be converted into the right to receive 0.9293 of a share of common stock, par value $1.00 per share, of Dana.

               In connection with the execution of the Merger Agreement, Echlin entered into a Stock Option Agreement (the "Option Agreement") dated as of May 3, 1998, with Dana. Pursuant to the Option Agreement, Echlin granted to Dana an option (the "Option"), exercisable under certain circumstances, to purchase the number of Common Shares equal to 19.9% of Echlin's issued and outstanding Common Shares, at an aggregate price of $55.00 per share.

               A copy of the Merger Agreement is attached hereto as Exhibit
2.1. The foregoing description is qualified in its entirety by reference to the full text of such exhibit. A joint press release announcing the entering into of the Merger Agreement was issued on May 4, 1998. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

               ITEM 7(c).  Exhibits.

               Exhibit 2.1 Agreement and Plan of Merger dated as of May 3, 1998 among Echlin Inc., Dana Corporation and Echo Acquisition Corp. (Schedules and Exhibits omitted).

               Exhibit 2.2 Stock Option Agreement dated as of May 3, 1998 between Echlin Inc. and Dana Corporation.

               Exhibit 99.1 Joint Press Release dated May 4, 1998.


                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ECHLIN INC.


Dated: May 4, 1998                     By: /s/     Jon P. Leckerling
                                       -------------------------------------
                                       Name:  Jon P. Leckerling
                                       Title: Senior Vice President,
                                              General Counsel and Corporate
                                              Secretary


                               INDEX TO EXHIBITS


                                                                 Sequential
Exhibit No.                      Description                      Page No.
-----------                      -----------                     ----------

Exhibit 2.1       Agreement and Plan of Merger dated as of           1
                  May 3, 1998 among Echlin Inc., Dana
                  Corporation and Echo Acquisition Corp.
                  (Schedules and Exhibits omitted).

Exhibit 2.2       Stock Option Agreement dated as of May 3,          41
                  1998 between Echlin Inc. and Dana
                  Corporation.

Exhibit 99.1      Joint Press Release dated May 4, 1998.             58